Exhibit 32.1

PRESTIGE CAPITAL CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Prestige Capital Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of Prestige Capital Corporation for the quarter ended March 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Prestige Capital Corporation

Date: May 11, 2017	/s/ Robert C. Taylor Robert C. Taylor Principal Executive Officer Principal Financial Officer